Virtus Market Neutral Fund,

a series of Virtus Opportunities Trust

Supplement dated February 1, 2012 to the Summary Prospectus

and Statutory Prospectus dated January 31, 2012

IMPORTANT NOTICE TO INVESTORS OF VIRTUS MARKET NEUTRAL FUND

At the Special Meeting of Shareholders held on January 31, 2012, shareholders of the Virtus Market Neutral Fund (the “fund”) voted to replace the fund’s current subadviser with Euclid Advisors LLC (“Euclid”) and F-Squared Institutional Advisors, LLC (“F-Squared Institutional”), and to revise the advisory and subadvisory fee structure.

Effective February 6, 2012, Euclid and F-Squared Institutional will become subadvisers to the fund. Accordingly, the fund’s name will change and its principal investment strategies, risks and advisory and subadvisory fee structures will be modified. These and other changes to the fund’s current prospectuses are more fully described below and will also be effective on February 6, 2012.

The fund’s name will change to Virtus Dynamic AlphaSectorSM Fund. All references throughout the fund’s summary prospectus and statutory prospectus will be revised accordingly.

The fund’s investment objective will read as follows:

The Fund’s investment objective is to seek long-term capital appreciation.

The Fees and Expenses table in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus will be revised by replacing the Annual Fund Operating Expenses portion of the table with the following:

	Class A Shares		Class C Shares		Class I Shares

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.84%	(b)(c)	1.84%	(b)(c)	1.84%	(b)(c)
Distribution and Shareholder Servicing (12b-1) Fees	0.25%		1.00%		None
Other Expenses(c):
Dividends on Short Sales and Interest Expenses	0.32%		0.32%		0.32%
Remainder of Other Expenses	0.71%		0.71%		0.71%

Total Other Expenses	1.03%		1.03%		1.03%
Acquired Fund Fees and Expenses(c) (d)	0.19%		0.19%		0.19%

Total Annual Fund Operating Expenses(b) (c)	3.31%		4.06%		3.06%

(b)	Management Fees exceed the contractual percentage rate because the Advisory Agreement, as amended, calculates fees based on Managed Assets rather than based on net assets although the table shows the percentage rate as applied to net assets. Managed Assets means the total assets of the fund, including any assets attributable to borrowings, minus the fund’s accrued liabilities other than such borrowings. In the future, performance fee adjustments may increase or decrease the management fee by up to +/- 1.00% of the average net assets of the fund during a rolling 36-month period (or cumulative period since the implementation of the principal investment management changes).

(c)	Restated to reflect estimated fees and expenses following implementation of principal investment strategy changes.

(d)	Acquired fund fees and expenses are not reflected in the financial highlights or audited financial statements.

The Principal Investment Strategies described in the fund’s summary prospectus and in the summary section of the statutory prospectus will read as follows:

The fund seeks to achieve its investment objective by taking long and short positions in exchange-traded funds (“ETFs”) and/or stocks representing the nine primary sectors of the S&P® 500 Index. ETFs are funds that are traded on securities exchanges that generally hold a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index. The primary sectors of the S&P 500® Index are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities. Allocations are based on a proprietary, quantitative model that seeks to evaluate trends within each sector by adjusting for changing levels of volatility in the market.

The fund intends to employ leverage in the form of borrowing on its long positions in circumstances where the fund has determined to take long positions representing four or more sectors. The fund intends to take short positions in sectors projected to have negative absolute performance, up to approximately 5.5% of the fund’s net assets, for each such sector. In the event that all nine sectors are projected to have negative absolute performance, the fund may take short positions worth up to 50% of the fund’s net assets, with the remainder of the fund’s assets remaining in cash and cash equivalents.

In order to reflect the appropriate risks associated with the investment strategies employed by the new subadvisers, the disclosure entitled “Principal Risks” in the fund’s summary prospectus and in the summary section of the statutory prospectus will be amended by deleting the “Emerging Market Investing Risk,” “Foreign Investing Risk” and “Futures and Options Risk” disclosure and by adding the following disclosure:

•	Borrowing Risk—The risk that the costs of borrowing may exceed the income from the investments made with leverage.

•

Sector Concentration Risk—The risk events negatively affecting a particular industry or market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent the fund invests a significant portion of its portfolio in ETF representing one or more of the primary sectors of the S&P 500 Index (such as consumer discretionary, energy, healthcare) or in an ETF representing U.S. Treasuries, the fund is more vulnerable to conditions that negatively affect such sectors as compared to a fund that is not significantly invested in such sectors.

•

U.S. Government Securities Risk—The risk that the U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

The subadviser and portfolio manager disclosure in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus will be amended to read:

The fund’s subadvisers are Euclid Advisors LLC (“Euclid”), an affiliate of VIA, and F-Squared Institutional Advisors, LLC (“F-Squared Institutional”).

>Howard Present, Co-founder, President and CEO of F-Squared Institutional, is a manager of the fund. Mr. Present has been Portfolio Manager since February 2012.

>Amy Robinson, Managing Director at Euclid, is a manager of the fund. Ms. Robinson has been Portfolio Manager since February 2012.

Under the heading “More Information About Fund Expenses” on page 85, the row describing a voluntary limitation of the total operating expenses of the fund will be deleted, and the following sentence added after the table:

In addition to the expense limitations listed above, VIA has agreed to voluntarily limit Other Expenses of Virtus Dynamic AlphaSector Fund to 0.15% (excluding taxes, interest, prime brokerage interest expense, dividends on short sales, acquired fund fees and expenses, and extraordinary expenses). VIA may discontinue this limitation at any time, and under certain conditions may recapture fees waived and expenses reimbursed to the fund under this limitation for a period of three years from the end of the fiscal year in which such waivers and/or reimbursements occurred.

The Principal Investment Strategies described in the fund’s statutory prospectus on page 104 will read as follows:

The fund seeks to achieve its investment objective by taking long and short positions in exchange-traded funds (“ETFs”) and/or stocks representing the nine primary sectors of the S&P® 500 Index. ETFs are funds that are traded on securities exchanges that generally hold a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index. The primary sectors of the S&P 500® Index are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities.

The fund uses a proprietary, quantitative model that seeks to evaluate trends within each sector by adjusting for changing levels of volatility in the market. The fund uses this model to determine, on a weekly basis, whether a sector is projected to have positive or negative absolute performance. If positive returns are projected for a particular sector, then the fund takes a long position in one or more ETFs and/or baskets of securities representing that sector. Each sector in which the fund takes a long position will have approximately equal weighting. If a sector is projected to have negative returns, the fund takes a short position in one or more ETFs and/or baskets of securities representing that sector.

The fund intends to employ leverage in the form of borrowing on its long positions in circumstances where the fund has determined to take long positions representing four or more sectors. The aggregate amount of leverage being used by the fund at any time will depend on the number of sectors in which the fund takes a long position, with the maximum amount of leverage being used where the fund takes long positions in all nine sectors. In that event, the amount of leverage will not exceed 30% of the fund’s net assets, including borrowings.

The fund intends to take short positions in sectors projected to have negative absolute performance, up to approximately 5.5% of the fund’s net assets, for each such sector. In the event that all nine sectors are projected to have negative absolute performance, the fund may take short positions worth up to 50% of the fund’s net assets, with the remainder of the fund’s assets remaining in cash and cash equivalents.

To the extent the fund invests primarily in ETFs, the fund will be considered a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the Investment Company Act of 1940. Absent an available exemption, a fund may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more that 5% of its total assets in securities of any one investment company, or (iii) invest more than 10% of its assets in securities of all investment companies. The fund has obtained exemptive relief from the SEC to permit it to invest in affiliated and unaffiliated funds, including ETFs, beyond these statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. The fund may rely on the various exemptive orders to invest in ETFs.

The table under “More Information About Risks Related to Principal Investment Strategies” on page 110 will be amended by removing the “X” indicating that “Emerging Market,” “Foreign Investing” and “Futures and Options” risk disclosure applies to the fund and by adding an “X” in the following rows, thereby indicating that the named risk applies to the fund: “Borrowing,” “Sector Concentration” and “U.S. Government Securities.”

The “Management of the Funds” section beginning on page 119 will be amended by indicating that Euclid and F-Squared Institutional serve as subadvisers to the fund.

The “Management Fees” section beginning on page 120 will be amended by removing the line showing the fee for the fund from the table showing the fees applicable to the other funds listed. Below the table, the following disclosure applicable to the fund will be added:

Virtus Dynamic AlphaSector Fund pays VIA an investment management fee that is accrued daily at an annual base rate of 1.50% of the first $1 billion of the fund’s average daily Managed Assets and 1.40% of the fund’s average daily Managed Assets of the fund exceeding $1 billion. “Managed Assets” means the total assets of the fund, including any assets attributable to borrowings, minus the fund’s accrued liabilities other than such borrowings. This fee is subject to a performance adjustment in accordance with a rate schedule (the “fulcrum fee”). The performance adjustment increases or decreases the management fee based on how well the fund has performed relative to the S&P 500® Index (the “Index”). The fee rate will be adjusted by adding or subtracting 0.10% (10 basis points) for each 1.00% of absolute performance by which the fund’s performance exceeds or lags that of the Index. The maximum performance adjustment is plus or minus 1.00% (100 basis points), which would occur if the fund performed 10 percentage points better or worse than the Index.

Performance is measured for purposes of the performance adjustment over the most recent 36-month period (i.e., a rolling 36-month period), consisting of the current month for which performance is available plus the previous 35 months. This comparison will be made, and the advisory fee adjusted, at the end of each month. During the period from February 6, 2012 (the date on which the investment management fee was amended to include the performance adjustment) to February 5, 2013, no performance adjustment will apply, and the fund will pay the base fee as it currently does. VIA will be entitled to receive a performance adjustment only after completion of this initial twelve-month period. Beginning on February 6, 2013, the performance adjustment will be calculated based upon the cumulative performance period since February 6, 2012; after 36 months have elapsed since that date, the fund will begin calculating the performance adjustment based upon the most recent 36-month period on a rolling basis. In calculating the fund’s investment management fee when the performance adjustment applies, the fee rate as adjusted will be multiplied by the fund’s average daily Managed Assets over the same time period used to determine the level of the adjustment (generally, a rolling 36-month period, as set forth above).

Any performance adjustment will be based upon the fund’s performance compared to the performance of the Index. A performance adjustment will not be based on whether the fund’s absolute performance is positive or negative, but rather based on whether the fund’s performance is better or worse than the performance of the Index. The fund could therefore pay a performance adjustment for positive relative performance even if the fund’s shares decrease in value, so long as the fund’s performance exceeds that of the Index.

Under the heading “The Subadvisers” on page 123, the description of the subadvisory fee payable will be amended to read:

Virtus Dynamic AlphaSector Fund**

Euclid: 20% of net investment management fee, as adjusted upward or downward by applying 26% of the performance adjustment

F-Squared Institutional: 50% of net investment management fee, as adjusted upward or downward by applying 74% of the performance adjustment

**	See “Management Fees” for a description of the performance adjustment applicable to the investment management fees paid by Virtus Dynamic AlphaSector Fund.

The paragraph on page 124, describing exemptive relief obtained by various funds to allow VIA, subject to certain conditions, to make certain subadviser changes, will be amended to delete the reference to the fund as being one of the funds excepted from such relief.

The disclosure for Euclid in the subsection “Portfolio Management” on page 125 will be revised by adding the following:

Virtus Dynamic AlphaSector Fund	Amy Robinson (since February 2012)

The disclosure for F-Squared and F-Squared Institutional in the subsection “Portfolio Management” on page 126 will be revised by adding the following:

Virtus Dynamic AlphaSector Fund	Howard Present (since February 2012)

The disclosure for TBCAM in the subsection “Portfolio Management” on page 128 will be removed.

The Additional Investment Techniques table on page 130 will be revised to remove the “x” in the following rows, thereby indicating that the named additional techniques will no longer be used by the fund as additional investment techniques: “Borrowing,” “Depositary Receipts,” “Foreign Currency Transactions,” “Illiquid and Restricted Securities,” “Money Market Instruments,” “Repurchase Agreements” and “U.S. and Foreign Government Obligations.”

The first sentence of the third paragraph under “How is the Share Price Determined” on page 137 will be revised to read: “For each of Virtus Allocator Premium AlphaSector Fund, Virtus AlphaSector Rotation Fund, Virtus Alternatives Diversifier Fund, Virtus Dynamic AlphaSector Fund, Virtus Global Premium AlphaSector Fund and Virtus Premium AlphaSector Fund, the fund’s assets may consist primarily of shares of underlying mutual funds, if any, which are valued at their respective NAVs, and ETFs, which are valued at current market prices.”

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/DASF Name/SA/StratChanges (2/12)

Virtus Market Neutral Fund,

a series of Virtus Opportunities Trust

Supplement dated February 1, 2012 to the

Statement of Additional Information (“SAI”) dated January 31, 2012

IMPORTANT NOTICE TO INVESTORS OF VIRTUS MARKET NEUTRAL FUND

At the Special Meeting of Shareholders held on January 31, 2012, shareholders of the Virtus Market Neutral Fund (the “fund”) voted to replace the fund’s current subadviser with Euclid Advisors LLC (“Euclid”) and F-Squared Institutional Advisors, LLC (“F-Squared Institutional”) and to revise the advisory and subadvisory fee structure.

Effective February 6, 2012, Euclid and F-Squared Institutional will become subadvisers to the fund. Accordingly, the fund’s name will change and its principal investment strategies, risks and advisory and subadvisory fee structures will be modified. Accordingly, the fund’s current SAI is amended as described below, such amendments to be effective on February 6, 2012.

1.	The fund’s name will change to Virtus Dynamic AlphaSectorSM Fund. All references throughout the fund’s SAI will be revised accordingly.

2.	All references to “The Boston Company Asset Management” and “TBCAM” will be removed from the SAI.

3.	The first table under “Non-Public Portfolio Holdings Disclosure” on page 40 will be revised by replacing the row for “Prime Broker” with the following:

Prime Broker (Dynamic AlphaSector Fund)	Merrill Lynch Professional Clearing Corp.	Daily with no delay

The table will be further amended to add the Dynamic Alpha Sector Fund to the list of funds for which Euclid serves as subadviser.

4.	Under the subheading “The Adviser” on page 42, the line showing the advisory fee for the fund will be deleted from the table showing the fees applicable to the other funds listed. Below the table, the following disclosure applicable to the fund will be added:

Virtus Dynamic AlphaSector Fund pays VIA an investment management fee that is accrued daily at an annual base rate of 1.50% of the first $1 billion of the fund’s average daily Managed Assets and 1.40% of the fund’s average daily Managed Assets of the fund exceeding $1 billion. “Managed Assets” means the total assets of the fund, including any assets attributable to borrowings, minus the fund’s accrued liabilities other than such borrowings. This fee is subject to a performance adjustment in accordance with a rate schedule (the “fulcrum fee”). The performance adjustment increases or decreases the management fee based on how well the fund has performed relative to the S&P 500® Index (the “Index”). The fee rate will be adjusted by adding or subtracting 0.10% (10 basis points) for each 1.00% of absolute performance by which the fund’s performance exceeds or lags that of the Index. The maximum performance adjustment is plus or minus 1.00% (100 basis points), which would occur if the fund performed 10 percentage points better or worse than the Index.

Performance is measured for purposes of the performance adjustment over the most recent 36-month period (i.e., a rolling 36-month period), consisting of the current month for which performance is available plus the previous 35 months. This comparison will be made, and the advisory fee adjusted, at the end of each month. During the period from February 6, 2012 (the date on which the investment management fee was amended to include the performance adjustment) to February 5, 2013, no performance adjustment will apply, and the fund will pay the base fee as it currently does. VIA will be entitled to receive a performance adjustment only after completion of this initial twelve-month period. Beginning on February 6, 2013, the performance adjustment will be calculated based upon the cumulative performance period since February 6, 2012; after 36 months have elapsed since that date, the fund will begin calculating the performance adjustment based upon the most recent 36-month period on a rolling basis. In calculating the fund’s investment management fee when the performance adjustment applies, the fee rate as adjusted will be multiplied by the fund’s average daily Managed Assets over the same time period used to determine the level of the adjustment (generally, a rolling 36-month period, as set forth above).

Any performance adjustment will be based upon the fund’s performance compared to the performance of the Index. A performance adjustment will not be based on whether the fund’s absolute performance is positive or negative, but rather based on whether the fund’s performance is better or worse than the performance of the Index. The fund could therefore pay a performance adjustment for positive relative performance even if the fund’s shares decrease in value, so long as the fund’s performance exceeds that of the Index.

5.	Under the subheading “The Adviser” on page 43, the row describing a voluntary limitation of the total operating expenses of the fund will be deleted, and the following sentence added after the table:

In addition to the expense limitations listed above, VIA has agreed to voluntarily limit Other Expenses of Virtus Dynamic AlphaSector Fund to 0.15% (excluding taxes, interest, prime brokerage interest expense, dividends on short sales, acquired fund fees and expenses, and extraordinary expenses). VIA may discontinue this limitation at any time, and under certain conditions may recapture fees waived and expenses reimbursed to the fund under this limitation for a period of three years from the end of the fiscal year in which such waivers and/or reimbursements occurred.

6.	The disclosure describing Euclid Advisors LLC on page 44 will be revised to add Virtus Dynamic AlphaSector Fund to the list of funds for which it serves as subadviser. The description of subadvisory fees payable to Euclid will be revised to read:

For its services as subadviser to Allocator Premium AlphaSector Fund, AlphaSector Rotation Fund, Global Premium AlphaSector Fund and Premium AlphaSector Fund, VIA pays Euclid a fee at the rate of 20% of the net investment management fee paid by each such fund. For Dynamic AlphaSector Fund, VIA pays Euclid a fee at the rate of 20% of the net investment management fee, as adjusted upward or downward by applying 26% of the performance adjustment. See “The Adviser” for a description of the performance adjustment applicable to the investment management fees paid by Dynamic AlphaSector Fund. There is no fee payable to Euclid for its services to Alternatives Diversifier Fund.

7.	The disclosure describing F-Squared Institutional Advisors, LLC on page 44 will be revised to add Virtus Dynamic AlphaSector Fund to the list of funds for which it serves as subadviser. The description of subadvisory fees payable to F-Squared Institutional will be revised to read:

For its services as limited services subadviser to Allocator Premium AlphaSector Fund, Global Premium AlphaSector Fund and Premium AlphaSector Fund, VIA pays F-Squared Institutional a fee at the rate of 50% of the net investment management fee paid by each such fund. For Dynamic AlphaSector Fund, VIA pays F-Squared Institutional a fee at the rate of 50% of the net investment management fee, as adjusted upward or downward by applying 74% of the performance adjustment. See “The Adviser” for a description of the performance adjustment applicable to the investment management fees paid by Dynamic AlphaSector Fund.

8.	The disclosure under “Board of Trustees’ Consideration of Investment Advisory Agreement and Subadvisory Agreements” on page 47 will be revised to add: “With respect to Virtus Dynamic AlphaSector Fund, the basis for the Board of Trustees approving the subadvisory agreements with Euclid and F-Squared Institutional is expected to be available in the fund’s semiannual report covering the period October 1, 2011 through March 31, 2012.”

Investors should retain this supplement with the SAI for future reference.

VOT 8020B/DASF Name/SA/StratChanges (2/12)